UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

SCHEDULE 14A

(Rule 14A-101)

Proxy Statement Pursuant to Section 14(a) of the

Securities Exchange Act of 1934

(Amendment No. __)

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AGERE SYSTEMS INC.

(Name of Registrant as Specified in Its Charter)

(Name of Person(s) Filing Proxy Statement, if Other Than the Registrant)

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On December 13, 2006, the following letter was sent to employees of Agere Systems Inc. from Richard Clemmer, President and Chief Executive Officer of Agere Systems Inc.:

December 13, 2006

To the Agere Team,

Now that you have had a little time to think about and perhaps gain a better understanding of the opportunities our merger with LSI will create, I wanted to talk to you about some of the things that will occur as we move through the merger process.

First, though, I’d like to tell you that the reaction from Agere’s largest investors has been quite positive overall. I believe they see this as a winning combination that will open up more opportunities and create more value for our two companies, our customers and our shareholders.

I’ve also had the chance to talk to a number of Agere employees personally and I’m happy to see that so many of you are reacting positively to news of the planned merger -- or at least keeping an open mind as we go through this process.

Of course, we have a great deal of work to accomplish before and after the merger is complete. One of our top priorities is to ensure that we make every effort to keep employees of both companies well informed about our progress. It’s no surprise that you have more questions than we have answers for at this time, but we will make every effort to respond to as many of your inquiries as we can as quickly as we can. In addition, following up on what Abhi said earlier this week in his note to you, we promise to continue to communicate frequently about the work we’re doing to plan for the transition. Later today, we’ll be sending you a link to our new merger website, which will provide up-to-date information including news, FAQs, key milestones and a quick look inside LSI.

I’m also pleased to announce that Mike Salute, who heads Agere’s Corporate Strategy and Standards organization, and Eric Williams, who heads LSI’s Corporate Development organization, have been named to lead the Integration Management Office.

That office will report directly to Abhi and me, and is charged with overall management of our integration planning process. That process will establish the guiding principles that will enable the combined company to operate as a highly effective organization focused on growing revenues, expanding our platforms and delivering financial results. Over the next few weeks, the Integration Management team will be directing and supporting functional team leaders from both companies as they carefully plan our integration strategies and then work to execute them once the merger is complete.

I can’t emphasize enough how important a smooth, successful transition is for Agere, LSI, our customers and employees. And I believe we are starting off strong with the help of Mike and Eric. I also want to underscore what Abhi said earlier this week -- the work we’re doing is a full team effort with equal input and participation from both Agere and LSI. Together, we are creating a strong new company that will deliver exceptional customer and shareholder value and be a driving force in the industry for many years to come.

Sincerely,

Rick Clemmer

ADDITIONAL INFORMATION AND WHERE TO FIND IT

This communication may be deemed to be solicitation material in respect of the proposed transaction between Agere Systems Inc. ("Agere") and LSI Logic Corporation ("LSI"). In connection with the proposed transaction, Agere and LSI intend to file relevant materials with the Securities and Exchange Commission (the "SEC"), including the filing by LSI with the SEC of a Registration Statement on Form S-4 (the "Registration Statement"), which will include a preliminary prospectus and related materials to register the shares of LSI common stock to be issued in the merger, and LSI and Agere plan to file with the SEC and mail to their respective stockholders a Joint Proxy Statement/Prospectus relating to the proposed transaction. THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS WILL CONTAIN IMPORTANT INFORMATION ABOUT LSI, AGERE, THE TRANSACTION AND RELATED MATTERS. INVESTORS AND SECURITY HOLDERS ARE URGED TO READ THE REGISTRATION STATEMENT AND THE JOINT PROXY STATEMENT/PROSPECTUS CAREFULLY WHEN THEY ARE AVAILABLE. Investors and security holders will be able to obtain free copies of the Registration Statement and the Joint Proxy Statement/Prospectus and other documents filed with the SEC by LSI and Agere through the website maintained by the SEC at www.sec.gov . In addition, free copies of the Registration Statement and the Joint Proxy Statement/Prospectus and other documents will also be available when they become available on the Agere website at www.agere.com and on the LSI website at www.lsi.com . The Registration Statement, the Joint Proxy Statement/Prospectus and other relevant documents may also be obtained free of charge from Agere by directing such request to Investor Relations, Agere Systems Inc., 1110 American Parkway N.E., Allentown Pennsylvania 18109 and from LSI by directing such request to Investor Relations, LSI Logic Corporation, 1621 Barber Lane, Milpitas, California 95035. The contents of the websites referenced above are not deemed to be incorporated by reference into the Registration Statement or the Joint Proxy Statement/Prospectus. Agere, LSI and their respective officers, directors and employees may be deemed to be participants in the solicitation of proxies from their respective stockholders with respect to the proposed transaction. Information regarding the interests of these officers, directors and employees in the proposed transaction will be included in the Joint Proxy Statement/Prospectus.

Cautionary Statement Regarding Forward-Looking Statements

This document contains forward-looking statements within the meaning of the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995. These statements are based on management’s current expectations and beliefs and are subject to a number of factors and uncertainties that could cause actual results to differ materially from those described in the forward-looking statements. The forward-looking statements contained in this document include statements about future financial and operating results; benefits of the transaction to customers, shareholders and employees; potential synergies and cost savings resulting from the transaction; the ability of the combined company to drive growth and expand customer and partner relationships and other statements regarding the proposed transaction. These statements are not guarantees of future performance, involve certain risks, uncertainties and assumptions that are difficult to predict, and are based upon assumptions as to future events that may not prove accurate. Therefore, actual outcomes and results may differ materially from what is expressed herein. For example, if LSI and Agere do not each receive required shareholder approval or the parties fail to satisfy other conditions to closing, the transaction will not be consummated. In any forward-looking statement in which LSI or Agere expresses an expectation or belief as to future results, such expectation or belief is expressed in good faith and believed to have a reasonable basis, but there can be no assurance that the statement or expectation or belief will result or be achieved or accomplished. The following factors, among others, could cause actual results to differ materially from those described in the forward-looking statements: failure of the LSI and Agere shareholders to approve the proposed merger; the challenges and costs of closing, integrating, restructuring and achieving anticipated synergies; the ability to retain key employees; and other economic, business, competitive, and/or regulatory factors affecting the businesses of LSI and Agere generally, including those set forth in the filings of LSI and Agere with the Securities and Exchange Commission, especially in the “Risk Factors” and “Management’s Discussion and Analysis of Financial Condition and Results of Operations” sections of their respective annual reports on Form 10-K and quarterly reports on Form 10-Q, their current reports on Form 8-K and other SEC filings. LSI and Agere are under no obligation to (and expressly disclaim any such obligation to) update or alter their forward-looking statements whether as a result of new information, future events, or otherwise.